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                      SIXTH AMENDMENT TO CREDIT AGREEMENT



         THIS SIXTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER (this "Amendment") is made and entered into as of the day of February, 2000, by and between EDUTREK INTERNATIONAL, INC., a Georgia corporation ("Borrower"), the undersigned Guarantors party hereto (the "Guarantors"; Borrower and the Guarantors are individually a "Credit Party" and collectively the "Credit Parties") and FIRST UNION NATIONAL BANK ("Lender").


                                  WITNESSETH:


         WHEREAS, Borrower and Lender are a party to that certain Credit Agreement, dated as of March 25, 1999, as amended by a First Amendment to Credit Agreement dated May 27, 1999, by a Second Amendment to Credit Agreement and Waiver dated August 16, 1999, by a Third Amendment to Credit Agreement dated August 27, 1999, by a Fourth Amendment to Credit Agreement and Waiver dated November 11, 1999 and by a Fifth Amendment to Credit Agreement and Waiver dated December 23, 1999 (as amended, the "Credit Agreement"), pursuant to which Lender made available to Borrower a $10,000,000 revolving line of credit pursuant to the Facility A Commitment and a line of credit providing a maximum availability of $2,299,360 pursuant to the Facility B Commitment; and

         WHEREAS, Borrower has requested that the Lender increase the amount of the Facility B Commitment, extend the maturity of the Facility B Loans, and make certain other modifications to the terms and conditions in the Credit Agreement; and

         WHEREAS, Lender is willing to agree to such amendments and modifications only if Borrower agrees that the Credit Agreement be further amended as set forth herein;

         NOW, THEREFORE, for and in consideration of the foregoing premises, the mutual promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINITIONS. All capitalized terms used herein and not expressly defined herein shall have the same respective meanings given to such terms in the Credit Agreement.

         2. AMENDMENTS. Subject to the conditions contained herein, the Credit Agreement is hereby amended as follows:

                  2.1. NEW DEFINITIONS. Section 1.1 of the Credit Agreement is hereby amended by adding thereto in appropriate alphabetical order the following new definitions:


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                           "Sixth Amendment" shall mean that certain Sixth
                  Amendment to Credit Agreement, dated as of February , 2000, between Borrower and Lender.

                           "Sixth Amendment Effective Date" shall mean that
                  date on which all of the conditions precedent set forth in
                  Section 4 of the Sixth Amendment have been satisfied and the Sixth Amendment has become effective.

                  2.2. EXISTING DEFINITIONS. Section 1.1 of the Credit Agreement is hereby further amended by deleting the definitions of "Facility B Commitment," and "Facility B Termination Date" and by substituting in lieu thereof the following new definitions of such terms:

                           "Facility B Commitment" means the obligation of the
                  Lender to make Loans to the Borrower pursuant to Section 2.1(b) hereof in an aggregate principal amount at any time outstanding not to exceed Four Million Three Hundred Fifty Thousand Dollars ($4,350,000) as such amount is reduced pursuant to Section 2.5(c) hereof.

                           "Facility B Termination Date" means the earliest of
                  (a) September 30, 2000, (b) the date of termination by the Borrower pursuant to Section 2.5(a), (c) the Termination Date; and (d) the date of termination by the Lender pursuant to Section 11.2(a).

                  2.3. COMMITMENT REDUCTION. The Credit Agreement is hereby further amended by deleting Section 2.5 thereof in its entirety, and substituting in lieu thereof the following new Section 2.5 to read as follows:

                  SECTION 2.5 Permanent Reduction of the Commitment.

                           (a) The Borrower shall have the right at any time and from time to time, upon at least five (5) Business Days prior written notice to the Lender, to permanently reduce, in whole at any time or in part from time to time, without premium or penalty, either the Facility A Commitment or the Facility B Commitment in an aggregate principal amount not less than $100,000 or any whole multiple of $10,000 in excess thereof.

                           (b)      The Facility A Commitment shall (i)
                  immediately upon any demand for payment made by Lender pursuant to Section 2.3(a) hereof, reduce to the amount of the outstanding principal balance of the Facility A Loans and
                  (ii) thirty (30) days after such demand for payment, reduce to zero.


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                           (c)      The Facility B Commitment shall (i) on July
                  1, 2000, reduce to $3,500,000 and (ii) on the Facility B Termination Date, reduce to zero.

                           (d) Each permanent reduction permitted or required pursuant to this Section 2.5 shall be accompanied by a payment of principal sufficient to reduce the sum of the aggregate outstanding Facility A Loans plus the outstanding L/C Obligations after such reduction to the Facility A Commitment as so reduced and/or to reduce the sum of the aggregate outstanding Facility B Loans after such reduction to the Facility B Commitment as so reduced. Any reduction of the Commitment to zero shall be accompanied by payment of all outstanding Obligations (and furnishing of cash collateral satisfactory to the Lender for all L/C Obligations).

                  2.4. FORM OF FACILITY B NOTE. The Credit Agreement is hereby further amended by deleting the Form of Facility B Note attached thereto as Exhibit A-2, and substituting in lieu thereof a new Exhibit A-2 in the form of Exhibit A-2 attached hereto.

                  2.5. NOTES. The Credit Agreement is hereby further amended by deleting subsection 2.4(b) thereof in its entirety, and substituting in lieu thereof the following new subsection 2.4(b) to read as follows:

                           (b) The Facility B Loans and the obligation of the Borrower to repay the Facility B Loans shall be evidenced by a Facility B Note executed by the Borrower payable to the order of the Lender representing the Borrower's obligation to pay the Facility B Commitment or, if less, the aggregate unpaid principal amount of all Facility B Loans made and to be made to the Borrower hereunder, plus interest and all other fees, charges and other amounts due thereon. The Facility B Note shall be dated the Sixth Amendment Effective Date and shall bear interest on the unpaid principal amount thereof at the applicable interest rate per annum specified in Section 4.1.

         3. ARRANGEMENT FEES. In consideration of Lender entering into this Amendment, Borrower hereby agrees to pay the following arrangement fees to Lender in lieu of the fixed arrangement fee set forth in Section 4.1 of the First Amendment and the contingent arrangement fee set forth in Section 5.1 of the Second Amendment:

                  3.1. FIXED ARRANGEMENT FEE. Borrower agrees to pay a fixed arrangement fee equal to $750,000 payable on the later to occur of (a) the Facility B Termination Date and (b) the Termination Date. Borrower and each Guarantor hereby acknowledges and agrees that such fee has been fully earned by Lender, is non-refundable, and is irrevocably payable on the due date thereof without offset, deduction or counterclaim.


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                  3.2.     CONTINGENT ARRANGEMENT FEE. Borrower also agrees to
         pay a contingent arrangement fee: (a) equal to $200,000 upon the failure of Borrower to deliver to the Lender by April 15, 2000 a bona fide, letter of intent executed by all parties thereto for the sale of assets or stock of the Borrower that generates sufficient proceeds to pay the Obligations in full; and (b) equal to $200,000 upon the failure of Borrower to deliver to the Lender by June 15, 2000 a bona fide, definitive contract executed by all parties thereto for the sale of assets or stock of the Borrower that generates sufficient proceeds to pay the Obligations in full.

         4. CONDITIONS PRECEDENT. The amendments contained herein shall not become effective unless and until the Lender shall have received each of the following instruments, documents and agreements:

                  (a) this Amendment, duly executed and delivered by the Borrower and each Guarantor;

                  (b) the Facility B Note, duly executed and delivered by the Borrower;

                  (c) a certificate from the chief executive officer or chief financial officer of the Borrower, in form and substance satisfactory to the Lender, to the effect that all representations and warranties of the Borrower contained in the Credit Agreement, this Amendment and the other Loan Documents are true, correct and complete; that giving effect to this Amendment the Borrower is not in violation of any of the covenants contained in the Credit Agreement and the other Loan Documents; and that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing;

                  (d) a certificate of the secretary or assistant secretary of each Credit Party certifying that (i) the certificate or articles of incorporation and by-laws of such Credit Party, or the comparable organizational documents of such Credit Party, have not been amended, modified or supplemented since the Closing Date and (ii) attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Credit Party authorizing the execution, delivery and performance of this Amendment and the other instruments, documents and agreements executed and delivered pursuant hereto or in connection herewith to which it is a party (collectively, the "Amendment Documents"), and ratifying the execution and delivery of this Amendment; and as to the incumbency and genuineness of the signature of each officer of such Credit Party executing the Amendment Documents to which it is a party;

                  (e) a legal opinion of counsel to the Borrower in form and substance acceptable to the Lender; and

                  (f) such other instruments, documents and agreements as the Lender may reasonably request.

         5. REPRESENTATIONS AND WARRANTIES; NO DEFAULT. Each Credit Party hereby jointly and severally represent and warrant to the Lender that (a) all of Credit Parties' representations and warranties contained in the Credit Agreement, the other Loan Documents and this Amendment are


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true and correct on and as of the date of this Amendment (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) except, in the case of the representation set forth in Section 6.1(q) of the Credit Agreement, as reflected in the Borrower's interim financial statements for the period ending November 30, 1999; (b) no Default or Event of Default has occurred and is continuing as of such date under any Loan Document; (c) each Credit Party has the power and authority to enter into this Amendment and the other Amendment Documents to which it is a party and to perform all of its obligations hereunder and thereunder; (d) the execution, delivery and performance of this Amendment and the Amendment Documents have been duly authorized by all necessary corporate or partnership action on the part of each Credit Party; (e) this Amendment and the Amendment Documents are the legal, valid and binding obligations of the Credit Parties party thereto, enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies; and
(f) the execution and delivery of this Amendment and the Amendment Documents and performance thereof by the Credit Parties do not and will not violate the Certificate or Articles of Incorporation, By-laws or other organizational documents of any Credit Party and do not and will not violate or conflict with any law, order, writ, injunction, or decree of any court, administrative agency or other governmental authority applicable to any Credit Party or its properties.

         6.       REAFFIRMATION OF LOAN DOCUMENTS.

                  (a) Each Credit Party other than American European acknowledges and agrees that the portion of the Obligations of Borrower arising under Facility B or under this Amendment, including, but not limited to, the Facility B Loans:

                           (i)      are included in the "Guaranteed
                  Obligations," as such term is defined in the Guaranty, and are guaranteed by the Guaranty;

                           (ii) are included in the "Secured Obligations," as such term is defined in the Security Agreement, and are secured by the Security Agreement;

                           (iii) are included in the "Secured Obligations," as such term is defined in the Pledge Agreement, and are secured by the Pledge Agreement;

                  (b) Lender, American European and the other Credit Parties agree that the obligations of American European under the Guaranty, Security Agreement and Pledge Agreement are limited to that portion of the Obligations arising under Facility A or otherwise arising out of the Credit Agreement and the Loan Documents but not arising out of the Facility B.

                  (c) Each Credit Party hereby reaffirms its obligations under the Loan Documents, and acknowledges and agrees that each of the Loan Documents to which such Credit Party is a party, and the obligations of such Credit Party thereunder, remain in full force and effect, without release, diminution or impairment, notwithstanding the


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         execution and delivery of this Amendment or of any prior amendment to the Credit Agreement or any other Loan Document.

         7. REFERENCES. All references in the Credit Agreement and the Loan Documents to the Credit Agreement shall hereafter be deemed to be references to the Credit Agreement as amended hereby and as the same may hereafter be amended from time to time.

         8. LIMITATION OF AGREEMENT. Except as especially set forth herein, this Amendment shall not be deemed to waive, amend or modify any term or condition of the Credit Agreement, each of which is hereby ratified and reaffirmed and which shall remain in full force and effect, nor to serve as a consent to any matter prohibited by the terms and conditions thereof.

         9. COUNTERPARTS. This Amendment may be executed in any number of counterparts, and any party hereto may execute any counterpart, each of which, when executed and delivered, will be deemed to be an original and all of which, taken together will be deemed to be but one and the same agreement.

         10. FURTHER ASSURANCES. Borrower agrees to take such further action as the Lender shall reasonably request in connection herewith to evidence the amendments herein contained to the Credit Agreement.

         11. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

         12. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Georgia, without regard to principles of conflicts of law.

         13. NO CLAIM. Each Credit Party hereby represents, warrants, acknowledges and agrees to and with the Lender that as of the date hereof (a) such Credit Party neither holds nor claims any right of action, claim, cause of action or damages, either at law or in equity, against the Lender, its officers, directors, agents, employees or Affiliates, or any of them, which arises from, may arise from, allegedly arise from, are based upon or are related in any manner whatsoever to the Credit Agreement and the Loan Documents or which are based upon acts or omissions of the Lender, any such officer, director, agent, employee or Affiliate of Lender, or any of them, in connection therewith and (b) the Obligations are absolutely owed to the Lender, without offset, deduction or counterclaim.

                  [Remainder of page intentionally left blank]


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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal as of the date first written above.

                                CREDIT PARTIES:

                                BORROWER:

                                EDUTREK INTERNATIONAL, INC.

                                By:  S. Bostic
                                    ----------------------------------------
                                    R. Steven Bostic
                                    Chairman of the Board and
                                    Chief Executive Officer


                                Attest:  David J. Horn
                                        ------------------------------------
                                        David J. Horn
                                        Secretary and Chief Financial Officer

                                [CORPORATE SEAL]




                                GUARANTORS:

[CORPORATE SEAL]                EDUTREK SYSTEMS, INC.


                                By:  S. Bostic
                                    ----------------------------------------
                                    R. Steven Bostic
                                    Chief Executive Officer

[CORPORATE SEAL]                AMERICAN INTERCONTINENTAL
                                UNIVERSITY, INC.


                                By:  S. Bostic
                                    ----------------------------------------
                                    R. Steven Bostic
                                     Chief Executive Officer

[CORPORATE SEAL]                AMERICAN COLLEGE IN LONDON, LTD, U.S.


                                By:  S. Bostic
                                    ----------------------------------------
                                    R. Steven Bostic
                                    Chief Executive Officer

[CORPORATE SEAL]                AMERICAN EUROPEAN MIDDLE EAST
                                CORPORATION, LLC


                                By:    American College in London, Ltd., U.S.


                                        By:   S. Bostic
                                             -------------------------------
                                             R. Steven Bostic
                                             Chief Executive Officer


                                LENDER:

                                FIRST UNION NATIONAL BANK


                                By:  Frank Darrow
                                    ----------------------------------------
                                    Frank Darrow
                                    Vice President


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                                                                 EXHIBIT A-2 TO

                                            SIXTH AMENDMENT TO CREDIT AGREEMENT


                                    FORM OF
                                   FACILITY B
                             REVOLVING CREDIT NOTE



$4,350,000                                                  Atlanta, Georgia
                                                       9th day of February, 2000


         FOR VALUE RECEIVED, the undersigned (the "Borrower") HEREBY PROMISES TO PAY to the order of FIRST UNION NATIONAL BANK (the "Lender"), the principal amount of Four Million Three Hundred Fifty Thousand Dollars ($4,350,000), or, if less, the aggregate unpaid principal amount of all "Facility B Loans" disbursed to the Borrower by the Lender under, and as such term is defined in, the Credit Agreement referred to below.

         The Borrower promise to pay interest on the unpaid principal amount hereof until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement. Nothing in this Note shall be deemed to establish or require the payment of a rate of interest in excess of the maximum rate permitted by any Applicable Law. In the event that any rate of interest required to be paid hereunder exceeds the maximum rate permitted by Applicable Law, the provisions of the Credit Agreement relating to the payment of interest under such circumstances shall control.

         Both principal and interest are payable in lawful money of the United States of America to First Union National Bank in federal or other immediately available funds.

         This Note is the Facility B Note referred to in, and is entitled to the benefits of, the Credit Agreement dated as of March 25, 1999 (together with all amendments and other modifications from time to time made thereto, the "Credit Agreement"), among the Borrower and First Union National Bank, as amended through and including the date hereof. Capitalized terms not defined herein are to have the meanings provided to them in the Credit Agreement. The Credit Agreement contains, among other things, provisions for the time, place and manner of payment of this Note, the determination of the interest rate borne by and fees payable in respect of this Note, acceleration of the payment of this Note upon the happening of certain stated events and the mandatory repayment of this Note under certain circumstances.

         The Borrower hereby agrees to pay on demand all reasonable costs and expenses actually incurred by the Lender in collecting the Borrower's obligations hereunder or in enforcing or attempting to enforce any of the Lender's rights hereunder, including, but not limited to, reasonable attorneys' fees and expenses actually incurred by the Lender if collected by or through an attorney, whether or not suit is filed.


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                                                                 EXHIBIT A-2 TO

                                            SIXTH AMENDMENT TO CREDIT AGREEMENT


         Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

         THIS NOTE IS MADE AND DELIVERED IN THE STATE OF GEORGIA AND SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be executed under seal by a duly authorized officer as of the day and year first above written.


[CORPORATE SEAL]                                 EDUTREK INTERNATIONAL, INC.

ATTEST:



By:                                              By:
    --------------------------------------           ---------------------------
    David J. Horn                                    R. Steven Bostic
    Secretary and Chief Financial Officer            Chairman of the Board and
                                                     Chief Executive Officer


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